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                                                                   EXHIBIT 23.01

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 2001, in the Registration Statement (Amendment No. 2 to Form S-1 No. 333-64228) and related Prospectus of AtheroGenics, Inc. for the registration of 3,585,000 shares of its common stock.

                                      /s/ Ernst & Young LLP



Atlanta, Georgia
September 5, 2001